UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2015

IPALCO ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-8644	35-1575582
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Monument Circle, Indianapolis, Indiana		46204
(Address of principal executive offices)		(Zip Code)
317-261-8261
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events
On July 1, 2015, Kenneth J. Zagzebski, President and Chief Executive Officer and a director of IPALCO Enterprises, Inc. (the “Company”), was appointed interim President and Chief Executive Officer of the Company’s primary operating subsidiary, Indianapolis Power & Light Company (“IPL”). Mr. Zagzebski succeeds Kelly M. Huntington whose resignation from IPL was effective on June 30, 2015 and disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 25, 2015.

Also on July 1, 2015, Michael S. Mizell, a member of the Board of Directors of the Company, was appointed to the Board of Directors of IPL to fill the vacancy created by Ms. Huntington’s resignation from the Board of Directors of IPL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPALCO ENTERPRISES, INC.

Date: July 8, 2015	By:	/s/ Judi L. Sobecki
Name: Judi L. Sobecki
Title: General Counsel and Secretary